UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 3, 2021

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

(Address of principal executive offices)
230 E. Riverside Dr. Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, par value $0.001 per share	PETQ	Nasdaq Global Select

☐Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☐ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

EXPLANATORY NOTE:  The original filing was filed and erroneously included the text from a previous filing. this amended filing amends and restates the original filing. Investors should rely solely on the disclosures set forth in this Form 8-K/A.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2021, PetIQ, Inc. (the “Company”), announced that Chief Financial Officer, John Newland, will retire as an officer of the Company effective March 31, 2022, following its reporting of fiscal year 2021 results. In addition, the Company and Mr. Newland entered into a Transition Support Agreement and General Release (the “Transition Agreement”). The Transition Agreement provides for Mr. Newland’s resignation from employment with the Company following a transition period ending on the later of (i) the date on which the 2021 Form 10-K for the Company is signed or (ii) March 31, 2022 (the “Retirement Date”).

Following such retirement, Mr. Newland will become entitled to certain payments, rights and benefits. During his remaining period of employment, Mr. Newland will continue to serve as the Company’s Chief Financial Officer to enable an orderly transfer of his duties to his successor. The foregoing description of the Transition Agreement is not complete and is qualified by reference to the full text of the agreement, a copy of which is filed herewith as Exhibit 10.1.

Mr. Newland’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices. The Company has initiated a search for a permanent Chief Financial Officer. If a permanent replacement is not in place at the time that Mr. Newland ceases to be the Chief Financial Officer, then an interim Chief Financial Officer will be named at such time.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1
Exhibit Number	Description
10.1	Transition Support Agreement and General Release, dated as of August 3, between PetIQ, Inc., and John Newland.
99.1	Press Release, dated August 4, 2021, announcing the retirement of John Newland as Chief Financial Officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.
Dated: August 11, 2021	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer